UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 16, 2012

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

NEWS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-32352	26-0075658
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1211 Avenue of the Americas, New York, New York 10036

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(212) 852-7000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

News Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on October 16, 2012. A brief description of the matters voted upon at the Annual Meeting and the results of the voting on such matters is set forth below.

Proposal 1: The following individuals were elected as directors:

Name	For	Against	Abstain	Broker Non-Votes
José María Aznar	502,171,304	11,192,800	1,901,679	14,381,780
Natalie Bancroft	403,624,066	106,106,195	5,535,522	14,381,780
Peter L. Barnes	499,808,570	13,556,528	1,900,685	14,381,780
James W. Breyer	503,389,086	9,945,940	1,930,757	14,381,780
Chase Carey	503,271,795	8,623,145	3,370,843	14,381,780
Elaine L. Chao	504,823,672	8,539,312	1,902,799	14,381,780
David F. DeVoe	461,410,851	48,349,689	5,505,243	14,381,780
Viet Dinh	502,549,703	10,797,815	1,918,265	14,381,780
Sir Roderick I. Eddington	454,676,964	58,733,944	1,854,875	14,381,780
Joel I. Klein	496,562,384	16,806,546	1,896,853	14,381,780
James R. Murdoch	423,426,114	86,340,339	5,499,330	14,381,780
K. Rupert Murdoch	487,496,875	18,391,767	9,377,141	14,381,780
Lachlan K. Murdoch	406,293,104	107,159,836	1,812,843	14,381,780
Álvaro Uribe	509,755,810	3,603,606	1,906,367	14,381,780

Following the Annual Meeting, the Board of Directors of the Company (the “Board”) approved changes to the membership of the Committees of the Board. The current membership of each of the Committees of the Board can be found at http://www.newscorp.com/corp_gov/bc.html.

Proposal 2: A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013 passed and was voted upon as follows:

For:	518,005,758
Against:	9,732,804
Abstain:	1,909,001
Broker Non-Votes:	0

Proposal 3: A proposal to approve, on an advisory, nonbinding basis, executive compensation passed and was voted upon as follows:

For:	371,552,875
Against:	140,387,969
Abstain:	3,324,939
Broker Non-Votes:	14,381,780

Proposal 4: A stockholder proposal to adopt a policy that the Chairman of the Board of Directors be an independent director was voted upon as follows:

For:	156,615,065
Against:	356,720,056
Abstain:	1,930,662
Broker Non-Votes:	14,381,780

Proposal 5: A stockholder proposal to adopt simple majority vote was voted upon as follows:

For:	59,277,700
Against:	453,722,581
Abstain:	2,265,502
Broker Non-Votes:	14,381,780

Proposal 6: A stockholder proposal to eliminate the Company’s dual class capital structure was voted upon as follows:

For:	147,859,882
Against:	365,441,125
Abstain:	1,964,776
Broker Non-Votes:	14,381,780

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWS CORPORATION (REGISTRANT)

By:	/s/ Janet Nova
Janet Nova
Senior Vice President and Deputy General Counsel

Dated: October 16, 2012